UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 20, 2026, Deepankar Tiwari, the Chief Executive Officer of Zoomcar Holdings, Inc. (the “Company”), distributed a letter to the Company’s shareholders, warrant holders, and participants in the Company’s previously announced offer to exchange certain outstanding warrants for shares of the Company’s common stock (the “Shareholder Letter”). The Shareholder Letter includes certain preliminary, unaudited estimates of the Company’s expected financial results for the fiscal year ending March 31, 2026, including expected year-over-year reductions in net loss and Adjusted EBITDA loss, as well as selected unaudited operating and financial information for prior periods.

A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference. The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

The preliminary financial information set forth in the Shareholder Letter reflects management’s current estimates based on internally available data and is subject to revision upon completion of the Company’s financial closing procedures for the fiscal year ending March 31, 2026. Actual results may differ materially from these preliminary estimates. The Shareholder Letter also contains certain non-GAAP financial measures. A description of these measures and the reasons management uses them is included in the Shareholder Letter. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles are not provided in the Shareholder Letter because the necessary GAAP information is not yet available due to the preliminary nature of the Company’s financial close.

Item 7.01. Regulation FD Disclosure.

On May 20, 2026, the Company distributed the Shareholder Letter to its shareholders, warrant holders, and participants in the Company’s previously announced offer to exchange certain outstanding warrants for shares of the Company’s common stock.

A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Shareholder Letter contains references to the Company’s previously announced offer to exchange outstanding warrants for shares of common stock (the “Offer to Exchange”). The Offer to Exchange is being made pursuant to the Company’s Tender Offer Statement on Schedule TO, originally filed with the SEC on January 23, 2026, as amended and restated or amended to date (the “Schedule TO”), and the related offer materials filed as exhibits thereto. The information set forth in this Current Report on Form 8-K is for informational purposes only and does not constitute an offer to purchase, or a solicitation of an offer to sell, any securities. The Offer to Exchange is being made only pursuant to the offer materials filed with the SEC. Holders are urged to read the Schedule TO, as amended, and the related offer materials, which contain important information regarding the Offer to Exchange.

The Shareholder Letter also contains references to the Company’s ongoing bridge financing (the “Bridge Financing”). The securities offered in the Bridge Financing have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The Bridge Financing is being conducted pursuant to Rule 506(c) of Regulation D under the Securities Act and is available only to verified accredited investors. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in the Bridge Financing or any other securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Shareholder Letter furnished as Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Additional information regarding these and other risks is contained in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The forward-looking statements speak only as of the date hereof and, except as required by applicable law, the Company undertakes no obligation to update or revise any such statements. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with a tender offer; accordingly, the Company is relying on the cautionary statements contained in the Shareholder Letter and herein, and not the statutory safe harbor, with respect to any forward-looking statements relating to the Offer to Exchange.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Letter to Shareholders, Warrant Holders, and Tender Offer Participants from Deepankar Tiwari, Chief Executive Officer, dated May 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMCAR HOLDINGS, INC.

Date: May 20, 2026

By:	/s/ Deepankar Tiwari
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

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